UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 2, 2021

ARCH THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-54986	46-0524102
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

235 Walnut Street, Suite 6
Framingham, Massachusetts	01702
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (617) 431-2313

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N|A	N|A	N|A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01 Change in Registrant’s Certifying Accountants.

On December 2, 2021, Arch Therapeutics, Inc. (the “Company”) was notified that Moody, Famiglietti and Andronico, LLP (“MFA”), an independent registered public accounting firm, was acquired by Baker Tilly US, LLP (“Baker Tilly”). As a result of the acquisition, effective December 2, 2021, the Board of Directors of the Company approved the simultaneous dismissal of MFA as the Company’s independent registered public accounting firm and engagement of Baker Tilly US, LLP (“Baker Tilly”) as its new independent registered public accounting firm as of and for the year ended September 30, 2021. As described below, the change in the Company’s independent registered public accounting firm is not the result of any disagreement with MFA.

Prior to engaging Baker Tilly, the Company did not consult with Baker Tilly regarding the application of accounting principles to a specific completed or contemplated transaction or regarding the type of audit opinions that might be rendered by Baker Tilly on the Company’s financial statements, and Baker Tilly did not provide any written or oral advice that was an important factor considered by the Company in reaching a decision as to any such accounting, auditing or financial reporting issue.

MFA’s audit reports on the financial statements for the years ended September 30, 2019 and 2020 did not provide an adverse opinion or disclaimer of opinion to the Company’s financial statements, nor modify its opinion as to uncertainty, audit scope or accounting principles, except that the reports contained (i) explanatory paragraphs in which they indicated conditions existed that raised substantial doubt about the Company’s ability to continue as a going concern.

During the fiscal years ended September 30, 2019 and 2020 and the interim periods through December 2, 2021, there were: (i) no disagreements within the meaning of Item 304(a)(1)(iv) of Regulation S-K and the related instructions between the Company and MFA on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to MFA’s satisfaction, would have caused MFA to make reference thereto in their reports; and (ii) no “reportable events” within the meaning of Item 304(a)(1)(v) of Regulation S-K.

The Company provided MFA with a copy of the disclosures in this Form 8-K and has requested that MFA furnish the Company with a letter addressed to the Securities and Exchange Commission (“SEC”), stating whether it agrees with the statements made herein and if not, stating in what respects it does not agree. A copy of this letter will be filed as an Exhibit 16.1 of this Form 8-K.

Item 9.01 Financial Statements and Exhibit

Exhibit	Description
16.1	Letter from Moody, Famiglietti & Andronico, LLP to the SEC
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARCH THERAPEUTICS, INC.

Dated: December 8, 2021	By:	/s/ Terrence W. Norchi, M.D.
Name: Terrence W. Norchi, M.D.
Title: President, Chief Executive Officer